EXHIBIT 99.1

                            Centex Credit Corporation
                      d/b/a Centex Home Equity Corporation
                               Seller and Servicer

                      Centex Home Equity Loan Trust 1998-4

                $[137,433,000] Class A-1 Fixed-Rate Certificates
               $[ 51,423,000] Class A-2 Floating-Rate Certificates


The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                      Centex Home Equity Loan Trust 1998-4

Title of Securities:     Centex Home Equity Loan Asset-Backed Certificates,
                         Series 1998-4, Class A-1 Certificates and Class A-2
                         Certificates (collectively, the "Class A
                         Certificates").

Description of
Transaction:             This approximately $[189,000,000] FSA-wrapped
                         transaction is supported by two collateral groups.

                         The Class A-1 Certificates are fixed-rate certificates backed by closed-end fixed-rate home equity mortgage loans ("Mortgage Loan Group I").

                         The Class A-2 Certificates are floating-rate certificates backed by closed-end fixed- rate and adjustable- rate home equity mortgage loans ("Mortgage Loan Group II"). The Class A-2 Certificates are subject to an Available Funds Cap and feature interest shortfall reimbursement in which any interest shortfall due to movements in one-month LIBOR in excess of the Available Funds Cap will be carried forward on a subordinate basis with accrued interest at the coupon rate and paid from excess cash flow in a later period, if available.

--------------------------------------------------------------------------------
CERTIFICATE CLASS A-1 (SUPPORTED BY CLOSED-END FIXED-RATE HOME
EQUITY MORTGAGE LOANS)  Group I Certificates
--------------------------------------------------------------------------------
                         Class A-1
                         ---------
Approximate Size:        $[137,433,000]

Prepayment Assumption:   [24]% HEP (2.4% CPR in month 1 with monthly incremental
                         increases of 2.4% CPR until the speed reaches 24% CPR in month 10 based on seasoning. This means that seasoned loans will start further up on the prepayment curve).

Avg. Life to Maturity
 (app.)                  [ 3.601] years
Avg. Life to Call (app.) [ 3.307] years

Coupon:                  [TBD]%

Coupon Day Count:        30/360

Expected Maturity
(to maturity):           [17.836] years
Expected Maturity
(to call):               [ 7.919] years

Stated Maturity:         [12/25/2029]

Dated Date:              11/01/98

--------------------------------------------------------------------------------
CERTIFICATE CLASS A-2 (SUPPORTED BY CLOSED-END FIXED-RATE AND
ADJUSTABLE-RATE HOME EQUITY MORTGAGE LOANS) -  Group II
Certificates
--------------------------------------------------------------------------------

                         Class A-2
                         ---------
Approximate Size:        $[51,423,000]

Prepayment Assumption:   [28]% CPR

Avg. Life to Maturity:
(app.)                   [ 2.771] years
Avg. Life to Call:
(app.)                   [ 2.617] years

Certificate Rate:        The lesser of:
                            1) One-Month LIBOR + [TBD] bps
                            2) Available Funds Cap

                         After the optional clean-up call, the lesser of:
                            1) One-Month LIBOR + 2X [TBD] bps
                            2) Available Funds Cap

                         The Class A-2 Certificates are entitled to interest shortfall reimbursement at the Certificate Rate.

Group II Available
Funds Cap:               For each Interest Period, a fraction equal to:

                         (A) (Wtd. Avg. Net Coupon Rate on Group II Mtge Loans)
                         * (Agg. Balance of Group II Mtge Loans)

                         Divided by (B) Outstanding Principal Balance of Class A-2 Certificates

Net Coupon Rate:         The Net Coupon Rate = Coupon Rate of such Mortgage Loan
                         - 50 bps (surety carvout; not applicable for the first
                         12 months) - 50 bps (Servicing Fee) - 18 bps (other
                         fees).

Coupon Day Count:        Actual/360

Expected Maturity
(to maturity):           [15.586] years
Expected Maturity
(to call):               [ 7.919] years

Stated Maturity:         [12/25/2029]

Dated Date:              11/24/98


   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
      A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED
                         FINANCIAL ADVISOR IMMEDIATELY.

                      Centex Home Equity Loan Trust, 1998-4


Pricing Date:            TBD

Settlement Date:         November [24], 1998

Cleanup Call:            The Servicer may, at its option, purchase the
                         collateral and, as a result, cause the Certificates to be called at par plus accrued interest after the remaining balances of the loans are less than 10% of Cut-Off Date Principal Balance of all the Mortgage
                         Loans (which includes both Mortgage Loan Group I and
                         Mortgage Loan Group II).

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

Servicer:                Centex Credit Corporation d/b/a/ Centex Home Equity
                         Corporation

Servicing Fee:           50 basis points per annum.

Trustee:                 Norwest Bank Minnesota, National Association.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on December 28, 1998.

Payment Delay:           Certificate Class A-1: 24 days.
                         Certificate Class A-2:  0 days.

Interest Accrual
Period: Interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month on a 30/360 day count for the Class A-1 Certificates. For the Class A-2 Certificates, interest will accrue from the 25th day of the preceding month until the 24th day of the current month based on an actual/360 day count. The Class A-2 Certificates will accrue interest from the Settlement Date (November 24, 1998).

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's, respectively.

Certificate Insurer:     Financial Security Assurance Inc. ("FSA"). FSA's
                         claims-paying ability is rated Aaa/AAA/AAA by Moody's, Standard and Poor's and Fitch IBCA, respectively.

Certificate Insurance:   Timely interest and eventual principal payments on the
                         Certificates will be 100% guaranteed by FSA. The insurance policy does not include any Class A-2
                         Interest Index Carryovers or Civil Relief Act Interest
                         Shortfalls.

ERISA
Considerations:          All of the Certificates will be ERISA eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:                REMIC.

Legal Investment:        The Certificates will not be SMMEA eligible.

Credit Enhancement:      1) 100% wrap from FSA guarantees timely payment of
                         interest and eventual principal (excluding interest shortfall reimbursement).
                         2) Overcollateralization.
                         3) Cross-Collateralization.
                         4) Ongoing excess spread.

Overcollateralization:   The overcollaterization provisions of the Trust are
                         intended to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates. This acceleration feature is intended to create, with respect to each Mortgage Loan Group, an amount ("Overcollateralization") resulting from, and equal to, the excess of the aggregate principal balances of the Mortgage Loan Group over the principal balance of the related Certificates. Once the required
                         Overcollateralization level is reached, the acceleration feature will cease, unless necessary to maintain the required level of Overcollateralization.

                         CERTIFICATE CLASS A-1 (supported by closed-end fixed-rate home equity mortgage loans): Excess spread will be used to build the Overcollateralization Amount to an initial target of [3.85]% of the original principal balance. After 30 months, the Overcollateralization Amount requirement will be changed to the lesser of [3.85]% of original principal balance or [7.70]% of current principal balance, subject to a floor of [0.50]% of original principal balance.

                         CERTIFICATE CLASSES A-2 (supported by closed-end fixed-rate and adjustable-rate home equity mortgage loans): Excess spread will be used to build the Overcollateralization Amount to an initial target of [5.75]% of the original principal balance. After 30 months, the Overcollateralization Amount requirement will be changed to the lesser of [5.75]% of original principal balance or [11.50]% of current principal balance, subject to a floor of [0.50]% of original principal balance.

Cross-
Collateralization:       Excess spread amounts generated from one collateral
                         pool will be available to fund losses and build overcollateralization in connection with the other collateral pool.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                      Centex Home Equity Loan Trust, 1998-4


Principal Paydown:       Principal payments are applied as follows:

                         CLASS A-1 CERTIFICATES (supported by Mortgage Loan Group I)

                         1) 100% to the Class A-1 Certificates until the balance of the Class A-1 Certificates is reduced to zero.

                         CLASS A-2 CERTIFICATES (supported by Mortgage Loan Group II)

                         1) 100% to the Class A-2 Certificates until the balance of the Class A-2 Certificates is reduced to zero.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.



Available Funds information on Class A-2 Floating Rate
Certificates:
--------------------------------------------------------------------

    DATE       CAP (%) (expressed in 30/360 basis)
 -------       ----------

12/25/98         9.987
 1/25/99         9.987
 2/25/99         9.987
 3/25/99         9.987
 4/25/99         9.987
 5/25/99         9.987
 6/25/99        10.076
 7/25/99        10.142
 8/25/99        10.142
 9/25/99        10.142
10/25/99        10.142
11/25/99        10.142
12/25/99         9.682
 1/25/00         9.739
 2/25/00         9.739
 3/25/00         9.740
 4/25/00         9.740
 5/25/00         9.740
 6/25/00         9.740
 7/25/00         9.740
 8/25/00         9.740
 9/25/00         9.740
10/25/00         9.740
11/25/00         9.848
12/25/00        10.050
 1/25/01        10.237
 2/25/01        10.237
 3/25/01        10.237
 4/25/01        10.237
 5/25/01        10.237
 6/25/01        10.237
 7/25/01        10.238
 8/25/01        10.238
 9/25/01        10.238
10/25/01        10.238
11/25/01        10.238 and thereafter



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




FINANCIAL STRATEGIES GROUP                   PRUDENTIAL SECURITIES INCORPORATED
-------------------------------------------------------------------------------
CURRENT BALANCE: $137,433,000.00                         DATED DATE:  11/01/98
COUPON: TBD% ctxch984                                 FIRST PAYMENT:  12/25/98
FACTOR: 1.0000000000                                          TOTAL CLASSES: 2
ORIGINAL BALANCE: $137,433,000.00     BOND A-1                YIELD TABLE DATE:
                                                                      11/24/98

                             ***** TO 10% CALL *****

       PRICING SPEED
        G-I HEP 24.0%      10.00%      15.00%    20.00%      24.00%      30.00%      40.00%    50.00%
  PRICE G-IICPR 28.0%       7.00%      14.00%    21.00%      28.00%      35.00%      49.00%    56.00%

     99-24         6.722       6.754       6.743    6.732       6.722       6.709       6.684     6.660
     99-24+        6.717       6.751       6.739    6.727       6.717       6.702       6.675     6.649
     99-25         6.711       6.748       6.735    6.722       6.711       6.695       6.667     6.638
     99-25+        6.705       6.745       6.731    6.717       6.705       6.688       6.658     6.628
     99-26         6.700       6.742       6.727    6.712       6.700       6.681       6.649     6.617
     99-26+        6.694       6.738       6.723    6.707       6.694       6.675       6.641     6.606
     99-27         6.688       6.735       6.719    6.702       6.688       6.668       6.632     6.596
     99-27+        6.682       6.732       6.715    6.697       6.682       6.661       6.623     6.585

     99-28         6.677       6.729       6.711    6.692       6.677       6.654       6.614     6.575
     99-28+        6.671       6.726       6.707    6.687       6.671       6.647       6.606     6.564
     99-29         6.665       6.723       6.703    6.682       6.665       6.641       6.597     6.553
     99-29+        6.660       6.719       6.699    6.677       6.660       6.634       6.588     6.543
     99-30         6.654       6.716       6.695    6.672       6.654       6.627       6.580     6.532
     99-30+        6.648       6.713       6.691    6.668       6.648       6.620       6.571     6.521
     99-31         6.643       6.710       6.687    6.663       6.643       6.613       6.562     6.511
     99-31+        6.637       6.707       6.683    6.658       6.637       6.607       6.554     6.500

    100-00         6.631       6.704       6.679    6.653       6.631       6.600       6.545     6.490
    100-00+        6.626       6.700       6.675    6.648       6.626       6.593       6.536     6.479
    100-01         6.620       6.697       6.671    6.643       6.620       6.586       6.528     6.468
    100-01+        6.614       6.694       6.667    6.638       6.614       6.580       6.519     6.458
    100-02         6.609       6.691       6.663    6.633       6.609       6.573       6.510     6.447
    100-02+        6.603       6.688       6.659    6.628       6.603       6.566       6.501     6.436
    100-03         6.597       6.685       6.655    6.623       6.597       6.559       6.493     6.426
    100-03+        6.592       6.681       6.651    6.618       6.592       6.553       6.484     6.415

    100-04         6.586       6.678       6.647    6.613       6.586       6.546       6.475     6.405
    100-04+        6.580       6.675       6.643    6.608       6.580       6.539       6.467     6.394
    100-05         6.575       6.672       6.638    6.604       6.575       6.532       6.458     6.383
    100-05+        6.569       6.669       6.634    6.599       6.569       6.526       6.449     6.373
    100-06         6.563       6.666       6.630    6.594       6.563       6.519       6.441     6.362
    100-06+        6.558       6.663       6.626    6.589       6.558       6.512       6.432     6.352
    100-07         6.552       6.659       6.622    6.584       6.552       6.505       6.423     6.341
    100-07+        6.546       6.656       6.618    6.579       6.546       6.499       6.415     6.331

First Payment      0.086       0.086       0.086    0.086       0.086       0.086       0.086     0.086
Average Life       3.307       7.148       5.106    3.934       3.307       2.687       2.021     1.619
Last Payment       7.919      19.419      13.169    9.753       7.919       6.336       4.503     3.503
Mod.Dur. @ 100-00  2.740       4.926       3.865    3.156       2.740       2.298       1.791     1.465
Accrued Interest   0.428       0.428       0.428    0.428       0.428       0.428       0.428     0.428




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




FINANCIAL STRATEGIES GROUP                    PRUDENTIAL SECURITIES INCORPORATED
--------------------------------------------------------------------------------
CURRENT BALANCE: $51,423,000.00                           DATED DATE:  11/24/98
CURRENT COUPON: LIBOR-1M + [TBD] bps ctxch984          FIRST PAYMENT:  12/25/98
FACTOR: 1.0000000000                                           TOTAL CLASSES: 2
ORIGINAL BALANCE: $51,423,000.00    BOND A-2 DISCOUNT
                                    MARGIN ACT/360 TABLE       YIELD TABLE DATE:
                                                                        11/24/98

                             ***** TO 10% CALL *****

       PRICING SPEED
       G-I HEP 24.0%      10.00%      15.00%    20.00%      24.00%      30.00%      40.00%      50.00%
 PRICE G-IICPR 28.0%       7.00%      14.00%    21.00%      28.00%      35.00%      49.00%      56.00%

     99-24        65.785      59.012      61.123     63.399      65.785      68.470      74.756    78.919
     99-24+       65.110      58.760      60.740     62.873      65.110      67.626      73.518    77.421
     99-25        64.434      58.509      60.356     62.347      64.434      66.783      72.281    75.924
     99-25+       63.759      58.258      59.973     61.822      63.759      65.939      71.045    74.426
     99-26        63.084      58.007      59.590     61.296      63.084      65.096      69.808    72.930
     99-26+       62.410      57.756      59.207     60.770      62.410      64.254      68.572    71.433
     99-27        61.735      57.505      58.824     60.245      61.735      63.411      67.337    69.937
     99-27+       61.061      57.254      58.441     59.720      61.061      62.569      66.101    68.442

     99-28        60.386      57.004      58.058     59.195      60.386      61.727      64.866    66.946
     99-28+       59.712      56.753      57.675     58.670      59.712      60.885      63.632    65.452
     99-29        59.039      56.502      57.293     58.145      59.039      60.044      62.398    63.957
     99-29+       58.365      56.252      56.911     57.621      58.365      59.203      61.164    62.463
     99-30        57.692      56.001      56.528     57.096      57.692      58.362      59.930    60.970
     99-30+       57.018      55.751      56.146     56.572      57.018      57.521      58.697    59.477
     99-31        56.345      55.500      55.764     56.048      56.345      56.680      57.464    57.984
     99-31+       55.673      55.250      55.382     55.524      55.673      55.840      56.232    56.492

    100-00        55.000      55.000      55.000     55.000      55.000      55.000      55.000    55.000
    100-00+       54.328      54.750      54.618     54.476      54.328      54.160      53.768    53.509
    100-01        53.655      54.500      54.237     53.953      53.655      53.321      52.537    52.018
    100-01+       52.983      54.250      53.855     53.429      52.983      52.481      51.306    50.527
    100-02        52.312      54.000      53.474     52.906      52.312      51.642      50.075    49.037
    100-02+       51.640      53.750      53.092     52.383      51.640      50.804      48.845    47.547
    100-03        50.968      53.500      52.711     51.860      50.968      49.965      47.615    46.058
    100-03+       50.297      53.251      52.330     51.337      50.297      49.127      46.386    44.569

    100-04        49.626      53.001      51.949     50.815      49.626      48.289      45.156    43.080
    100-04+       48.955      52.751      51.568     50.292      48.955      47.451      43.927    41.592
    100-05        48.285      52.502      51.187     49.770      48.285      46.613      42.699    40.104
    100-05+       47.614      52.253      50.807     49.248      47.614      45.776      41.471    38.617
    100-06        46.944      52.003      50.426     48.726      46.944      44.939      40.243    37.130
    100-06+       46.274      51.754      50.046     48.204      46.274      44.102      39.016    35.643
    100-07        45.604      51.505      49.665     47.682      45.604      43.265      37.788    34.157
    100-07+       44.934      51.256      49.285     47.161      44.934      42.429      36.562    32.672

First Payment      0.086       0.086       0.086      0.086       0.086       0.086       0.086       0.086
Average Life       2.617       8.924       5.124      3.491       2.617       2.038       1.343       1.093
Last Payment       7.919      19.419      13.169      9.753       7.919       6.336       4.503       3.503
Mod.Dur. @ 100-00  2.236       6.008       3.937      2.871       2.236       1.791       1.221       1.009
Accrued Interest   0.000       0.000       0.000      0.000       0.000       0.000       0.000       0.000



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


     -  CENTEX 98-4
     -  Cut Off Date of Tape is  10/31/98
     -  Mortgage Loan Group I
     -     $137,433,091.63
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                                 2,275

Lien Status:                                             1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                             $137,433,091.63
Aggregate Original Principal Balance:                           $137,495,697.12

Weighted Average Gross Coupon:                                          10.949%
Gross Coupon Range:                                            7.000% - 17.550%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                                    $60,410.15
Average Original Principal Balance:                                  $60,437.67

Maximum Unpaid Principal Balance:                                   $225,000.00
Minimum Unpaid Principal Balance:                                     $9,548.16

Maximum Original Principal Balance:                                 $225,000.00
Minimum Original Principal Balance:                                   $9,589.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):                       313.547
Stated Rem Term Range:                                         59.000 - 360.000

Weighted Avg. Amortized Rem. Term:                                      313.794
Amortized Rem Term Range:                                      58.926 - 360.000

Weighted Average Age (First Pay thru Last Pay):                           0.360
Age Range:                                                       0.000 - 12.000

Weighted Average Original Term:                                         313.907
Original Term Range:                                           60.000 - 360.000

Weighted Average Original LTV:                                           77.824
Original LTV Range:                                            5.010% - 98.430%

Weighted Average Combined LTV:                                           80.396
Combined LTV Range:                                           11.150% - 98.430%

Weighted Average Debt to Income Ratio:                                   37.263
Debt to Income Ratio Range:                                    5.140% - 55.440%
--------------------------------------------------------------------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES



                                                                   Percentage of
                                          Aggregate                Cut-Off Date
                     Number of             Unpaid                     Aggregate
                     Mortgage             Principal                   Principal
     State             Loans               Balance                      Balance

Arizona                   68               3,988,786.26                 2.90
Arkansas                   3                  91,550.00                 0.07
California                16               1,492,657.28                 1.09
Colorado                  83               7,564,332.02                 5.50
Connecticut               11                 991,587.99                 0.72
Dist of Col                3                 362,100.00                 0.26
Florida                  186              11,601,946.05                 8.44
Georgia                   88               5,694,337.38                 4.14
Idaho                     19               1,089,460.52                 0.79
Illinois                 101               6,540,871.92                 4.76
Indiana                   67               3,768,642.77                 2.74
Iowa                      63               3,087,013.79                 2.25
Kansas                    58               2,718,327.05                 1.98
Kentucky                  12                 772,683.14                 0.56
 Louisiana                 14                 758,501.64                0.55
Maryland                  49               2,148,506.21                 1.56
Massachusetts              7                 386,334.23                 0.28
Michigan                  37               2,175,622.87                 1.58
Minnesota                 26               1,378,579.32                 1.00
Mississippi               75               3,174,992.12                 2.31
Missouri                 171               8,505,327.21                 6.19
Nebraska                  59               3,487,599.20                 2.54
Nevada                    20               1,855,748.71                 1.35
New Hampshire              2                  43,242.29                 0.03
New Jersey                 8                 549,433.27                 0.40
New Mexico                28               1,687,891.43                 1.23
New York                  60               5,025,965.44                 3.66
North Carolina            56               3,755,738.52                 2.73
North Dakota               1                  23,000.00                 0.02
Ohio                     116               7,327,883.01                 5.33
Oklahoma                  77               3,352,014.97                 2.44
Oregon                    51               3,771,323.77                 2.74
Pennsylvania              60               2,844,660.70                 2.07
Rhode Island               1                  42,000.00                 0.03
South Carolina            45               2,483,543.37                 1.81
South Dakota               4                 138,470.00                 0.10
Tennessee                 77               5,324,543.19                 3.87
Texas                    243              13,041,693.37                 9.49
Utah                      33               2,554,427.76                 1.86
Vermont                    1                  40,190.47                 0.03
Virginia                  59               3,985,659.64                 2.90
Washington                65               5,363,422.16                 3.90
West Virgina               6                 249,410.37                 0.18
Wisconsin                 37               1,900,589.59                 1.38
Wyoming                    9                 292,480.63                 0.21
-------------------------------------------------------------------------
Total...............    2275            $137,433,091.63               100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS



                                                                  Percentage of
                                                    Aggregate      Cut-Off Date
                                    Number of        Unpaid         Aggregate
                                    Mortgage        Principal       Principal
        Original CLTV Ratio           Loans          Balance         Balance

 10.000 * CLTV *=  15.000                 1          10,000.00       0.01
 15.000 * CLTV *=  20.000                 4          72,914.10       0.05
 20.000 * CLTV *=  25.000                 6         134,103.25       0.10
 25.000 * CLTV *=  30.000                 8         221,592.04       0.16
 30.000 * CLTV *=  35.000                16         414,856.94       0.30
 35.000 * CLTV *=  40.000                21         523,445.14       0.38
 40.000 * CLTV *=  45.000                24         800,028.40       0.58
 45.000 * CLTV *=  50.000                32       1,188,237.56       0.86
 50.000 * CLTV *=  55.000                22         817,675.10       0.59
 55.000 * CLTV *=  60.000                65       3,036,384.99       2.21
 60.000 * CLTV *=  65.000                77       3,258,389.75       2.37
 65.000 * CLTV *=  70.000               171       8,164,208.92       5.94
 70.000 * CLTV *=  75.000               249      13,260,604.48       9.65
 75.000 * CLTV *=  80.000               656      39,036,476.02      28.40
  80.000 * CLTV *=  85.000               403     24,519,995.55      17.84
 85.000 * CLTV *=  90.000               510      41,508,932.43      30.20
 90.000 * CLTV *=  95.000                 3         115,304.00       0.08
 95.000 * CLTV *= 100.000                 7         349,942.96       0.25
--------------------------------------------------------------------------
Total....................             2,275    $137,433,091.63     100.00%
==========================================================================
-----------
* = Less than


                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                  Percentage of
                                                  Aggregate         Cut-Off Date
         Gross Mortgage            Number of       Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 6.50% * Gross Coupon *=  7.00%          1        46,000.00          0.03
 7.00% * Gross Coupon *=  7.50%          5       554,900.00          0.40
 7.50% * Gross Coupon *=  7.75%          3       204,485.18          0.15
 7.75% * Gross Coupon *=  8.00%         16     1,317,852.11          0.96
 8.00% * Gross Coupon *=  8.25%         12     1,052,426.54          0.77
 8.25% * Gross Coupon *=  8.50%         38     2,788,975.42          2.03
 8.50% * Gross Coupon *=  8.75%         25     1,701,306.37          1.24
 8.75% * Gross Coupon *=  9.00%         69     4,828,384.23          3.51
 9.00% * Gross Coupon *=  9.25%         46     3,439,424.52          2.50
 9.25% * Gross Coupon *=  9.50%         64     4,492,569.60          3.27
 9.50% * Gross Coupon *=  9.75%         83     5,993,489.92          4.36
 9.75% * Gross Coupon *= 10.00%        178    12,995,824.60          9.46
10.00% * Gross Coupon *= 10.25%         79     5,537,154.84          4.03
10.25% * Gross Coupon *= 10.50%        118     9,114,014.77          6.63
10.50% * Gross Coupon *= 10.75%        158    11,044,441.77          8.04
10.75% * Gross Coupon *= 11.00%        234    15,155,988.36         11.03
11.00% * Gross Coupon *= 11.25%         91     5,888,718.09          4.28
11.25% * Gross Coupon *= 11.50%        175     9,870,004.69          7.18
11.50% * Gross Coupon *= 11.75%        115     6,209,170.02          4.52
11.75% * Gross Coupon *= 12.00%        168     9,443,378.62          6.87
12.00% * Gross Coupon *= 12.25%         72     3,359,115.23          2.44
12.25% * Gross Coupon *= 12.50%         86     3,965,458.59          2.89
12.50% * Gross Coupon *= 12.75%         55     2,499,223.15          1.82
12.75% * Gross Coupon *= 13.00%        101     4,828,227.39          3.51
13.00% * Gross Coupon *= 13.25%         44     1,940,607.66          1.41
13.25% * Gross Coupon *= 13.50%         63     2,489,904.42          1.81
13.50% * Gross Coupon *= 13.75%         32     1,140,649.07          0.83
13.75% * Gross Coupon *= 14.00%         54     2,005,237.12          1.46
14.00% * Gross Coupon *= 14.25%         18       761,786.21          0.55
14.25% * Gross Coupon *= 14.50%         33     1,260,539.35          0.92
14.50% * Gross Coupon *= 14.75%          9       335,737.69          0.24
14.75% * Gross Coupon *= 15.00%         16       690,257.19          0.50
15.25% * Gross Coupon *= 15.50%          2        64,075.00          0.05
15.50% * Gross Coupon *= 15.75%          1        49,000.00          0.04
15.75% * Gross Coupon *= 16.00%          4       144,097.34          0.10
16.25% * Gross Coupon *= 16.50%          3        85,232.56          0.06
16.50% * Gross Coupon *= 16.75%          3       102,234.01          0.07
17.50% * Gross Coupon *= 18.00%          1        33,200.00          0.02
--------------------------------------------------------------------------------
Total..........                       2275  $137,433,091.63        100.00%
===============================================================================
-------------
*  = Less than

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                          CURRENT MORTGAGE LOAN AMOUNTS



                                                                 Percentage of
                                                Aggregate        Cut-Off Date
             Current             Number of       Unpaid           Aggregate
          Mortgage Loan          Mortgage       Principal         Principal
        Principal Balance          Loans         Balance          Balance

     5,000 * Balance *=    10,000       9        89,475.63       0.07
    10,000 * Balance *=    15,000      62       824,569.14       0.60
    15,000 * Balance *=    20,000      92     1,688,588.08       1.23
    20,000 * Balance *=    25,000     118     2,697,602.25       1.96
    25,000 * Balance *=    30,000     164     4,600,619.23       3.35
    30,000 * Balance *=    35,000     181     5,968,634.06       4.34
    35,000 * Balance *=    40,000     159     6,016,399.81       4.38
    40,000 * Balance *=    45,000     194     8,276,469.19       6.02
    45,000 * Balance *=    50,000     157     7,512,647.23       5.47
    50,000 * Balance *=    55,000     114     6,016,677.34       4.38
    55,000 * Balance *=    60,000     148     8,528,712.64       6.21
    60,000 * Balance *=    65,000     111     6,957,098.97       5.06
    65,000 * Balance *=    70,000     100     6,775,697.10       4.93
    70,000 * Balance *=    75,000     100     7,278,312.28       5.30
    75,000 * Balance *=    80,000      64     4,958,435.92       3.61
    80,000 * Balance *=    85,000      57     4,717,406.82       3.43
    85,000 * Balance *=    90,000      42     3,680,118.11       2.68
    90,000 * Balance *=    95,000      42     3,882,940.64       2.83
    95,000 * Balance *=   100,000      41     4,009,161.75       2.92
   100,000 * Balance *=   105,000      40     4,087,803.67       2.97
   105,000 * Balance *=   110,000      30     3,209,712.81       2.34
   110,000 * Balance *=   115,000      33     3,718,769.15       2.71
   115,000 * Balance *=   120,000      41     4,827,687.71       3.51
   120,000 * Balance *=   125,000      21     2,588,307.48       1.88
   125,000 * Balance *=   130,000      18     2,298,162.16       1.67
   130,000 * Balance *=   135,000      15     1,993,030.95       1.45
   135,000 * Balance *=   140,000      18     2,488,591.55       1.81
   140,000 * Balance *=   145,000      16     2,288,196.71       1.66
   145,000 * Balance *=   150,000       9     1,330,961.42       0.97
   150,000 * Balance *=   200,000      64    10,910,301.59       7.94
   200,000 * Balance *=   250,000      15     3,212,000.24       2.34
-------------------------------------------------------------------------
Total....................           2275   $137,433,091.63     100.00%
==========================================================================

-------------
* = Less than

                              MORTGAGED PROPERTIES



                                                            Percentage of
                                            Aggregate       Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   2011       119,985,272.66      87.30
Manufactured Housing              47         2,593,853.19       1.89
PUD                               74         5,988,343.91       4.36
Townhouses                        18         1,000,919.82       0.73
2-4 Family                        77         5,278,856.98       3.84
Condominiums                      27         1,695,112.80       1.23
Other                             21           890,732.27       0.65
-------------------------------------------------------------------------
Total...............            2275      $137,433,091.63    100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                  ORIGINAL TERM



                                                        Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid             Aggregate
                         Mortgage     Principal           Principal
      Original Term        Loans       Balance             Balance

 48 * Orig. Term *=  60       23         618,416.35         0.45%
 60 * Orig. Term *=  72        2          78,987.00         0.06%
 72 * Orig. Term *=  84        4         118,409.50         0.09%
 84 * Orig. Term *=  96        1          27,300.00         0.02%
108 * Orig. Term *= 120      145       4,712,553.79         3.43%
132 * Orig. Term *= 144        2         109,200.00         0.08%
168 * Orig. Term *= 180      395      16,946,865.36        12.33%
192 * Orig. Term *= 204        1          56,800.00         0.04%
228 * Orig. Term *= 240      286      15,403,507.84        11.21%
288 * Orig. Term *= 300        6         360,200.00         0.26%
312 * Orig. Term *= 324        1          72,468.75         0.05%
348 * Orig. Term *= 360    1,409      98,928,383.04        71.98%
-------------------------------------------------------------------
Total............        2,275       137,433,091.63        100.00%

===================================================================

----------------
* = Less than


                       REMAINING MONTHS TO STATED MATURITY



                                                       Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid             Aggregate
                         Mortgage     Principal          Principal
      Remaining Term       Loans       Balance            Balance

 48 * Rem Term *=  60         23         618,416.35         0.45%
 60 * Rem Term *=  72          2          78,987.00         0.06%
 72 * Rem Term *=  84          4         118,409.50         0.09%
 84 * Rem Term *=  96          1          27,300.00         0.02%
108 * Rem Term *= 120        145       4,712,553.79         3.43%
132 * Rem Term *= 144          2         109,200.00         0.08%
156 * Rem Term *= 168          1         176,631.41         0.13%
168 * Rem Term *= 180        394      16,770,233.95        12.20%
192 * Rem Term *= 204          1          56,800.00         0.04%
228 * Rem Term *= 240        286      15,403,507.84        11.21%
288 * Rem Term *= 300          6         360,200.00         0.26%
312 * Rem Term *= 324          1          72,468.75         0.05%
336 * Rem Term *= 348          1          84,686.42         0.06%
348 * Rem Term *= 360      1,408      98,843,696.62        71.92%
-------------------------------------------------------------------
Total............        2,275       137,433,091.63       100.00%
===================================================================

----------------------
* = Less than

                                   AGE OF LOAN



                                                        PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid             Aggregate
                         MortgAge     Principal           Principal
           Age             Loans       Balance             Balance

      Age  =   0           1,609      97,409,163.18         70.88%
  0 * Age *=  12             666      40,023,928.45         29.12%
-------------------------------------------------------------------
Total............        2,275       137,433,091.63        100.00%
===================================================================


----------------------
* = Less than

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY



                                                       Percentage of
                                          Aggregate     Cut-Off Date
                          Number of        Unpaid        Aggregate
                          Mortgage        Principal      Principal
                            Loans          Balance        Balance

Owner Occ.                   2106      129,831,156.83     94.47
Investor                      152        6,642,356.32      4.83
Second Home                    17          959,578.48      0.70
--------------------------------------------------------------------------
Total..................      2275   $  137,433,091.63    100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL



                                                              Percentage of
                                               Aggregate       Cut-Off Date
                                  Number of     Unpaid           Aggregate
                                  Mortgage    Principal          Principal
                                    Loans     Balance            Balance

Full Documentation                   2011    119,838,166.53         87.20
Limited Income Doc.                    89      6,199,646.42          4.51
No Income Verification                175     11,395,278.68          8.29
--------------------------------------------------------------------------------
Total..........                      2275   $137,433,091.63        100.00%
================================================================================




                                   LOAN GRADE


                                                     Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid          Aggregate
                   Mortgage          Principal        Principal
Grade of Loan        Loans            Balance          Balance

   A+                  207           13,752,163.91        10.006
   A1                  656           44,785,240.83        32.587
   A2                  757           46,707,804.28        33.986
   B                   300           15,439,654.18        11.234
   C1                  204            9,644,863.90         7.018
   C2                   95            4,398,545.18         3.200
   D                    56            2,704,819.35         1.968
-----------------------------------------------------------------
Total..........       2275         $137,433,091.63       100.00%
=================================================================



                                  LIEN SUMMARY


                                                         Percentage of
                                          Aggregate      Cut-Off Date
                     Number of             Unpaid         Aggregate
                     Mortgage             Principal       Principal
                       Loans               Balance        Balance

1                       2015             130,069,580.69    94.64
2                        260               7,363,510.94     5.36
--------------------------------------------------------------------------
Total...............    2275            $137,433,091.63   100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                               PREPAYMENT PENALTY


                                                            Percentage of
                                            Aggregate       Cut-Off Date
                             Number of       Unpaid           Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

No                               818        41,059,125.80     29.88
Yes                             1457        96,373,965.83     70.12
--------------------------------------------------------------------------
Total..................         2275      $137,433,091.63    100.00%
==========================================================================


                             PREPAYMENT PENALTY TERM


                                                            Percentage of
                                            Aggregate        Cut-Off Date
                              Number of       Unpaid          Aggregate
                             Mortgage       Principal         Principal
                               Loans         Balance          Balance

  0 *  Term *=  12               912        49,928,287.79      36.33%
 12 *  Term *=  24                32         2,974,492.09       2.16%
 24 *  Term *=  36               279        19,908,384.75      14.49%
 36 *  Term *=  48                 3           235,789.00       0.17%
 48 *  Term *=  60             1,049        64,386,138.00      46.85%
-----------------------------------------------------------------------
Total............              2,275       137,433,091.63     100.00%
=======================================================================


----------------------
* = Less than


                              JUNIOR LOAN RATIOS *
                            (Second Lien Loans Only)


                                                            Percentage of
                                            Aggregate        Cut-Off Date
                             Number of       Unpaid           Aggregate
                             Mortgage       Principal         Principal
                               Loans         Balance           Balance

 5.000 * RATIO *= 10.0          4            46,173.48           0.63
10.000 * RATIO *= 15.0         24           404,795.70           5.50
15.000 * RATIO *= 20.0         42           788,262.41          10.70
20.000 * RATIO *= 25.0         38           855,356.12          11.62
25.000 * RATIO *= 30.0         37           999,764.44          13.58
30.000 * RATIO *= 35.0         16           465,825.53           6.33
35.000 * RATIO *= 40.0         27           931,386.40          12.65
40.000 * RATIO *= 45.0         21           674,886.22           9.17
45.000 * RATIO *= 50.0         15           630,633.78           8.56
50.000 * RATIO *= 55.0          6           191,405.86           2.60
55.000 * RATIO *= 60.0          4           173,172.54           2.35
60.000 * RATIO *= 65.0          9           394,000.00           5.35
65.000 * RATIO *= 70.0          4           139,732.10           1.90
70.000 * RATIO *= 75.0          3           145,805.05           1.98
75.000 * RATIO *= 80.0          2           108,984.97           1.48
80.000 * RATIO *= 85.0          2            96,492.00           1.31
85.000 * RATIO *= 90.0          1            39,000.00           0.53
90.000 * RATIO *= 95.0          3           125,645.34           1.71
95.000 * RATIO *=100.0          2           152,189.00           2.07
--------------------------------------------------------------------------
Total....................     260      $  7,363,510.94         100.00%
==========================================================================
* Calculated as (original balance / (original balance + senior lien balance)) * 100.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




--------------------------------------------------------

     -  CENTEX 98-4
     -  Cut Off Date of Tape is  10/31/98
     -  Mortgage Loan Group II
     -  $51,423,432.53
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                                   528

Lien Status:                                             1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                              $51,423,432.53
Aggregate Original Principal Balance:                            $51,432,350.97
--------------------------------------------------------------------------------

Weighted Average Gross Coupon:                                          10.667%
Gross Coupon Range:                                            7.850% - 14.600%

Weighted Average Margin (Gross):                                     6.334% (1)
Gross Margin Range:                                             2.000% - 9.850%

 Weighted Average Life Cap (Gross):                                 17.683% (1)
Gross Life Cap Range:                                         14.850% - 21.600%

Weighted Average Life Floor (Gross):                                 6.334% (1)
Gross Life Floor Range:                                         2.000% - 9.850%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                                    $97,392.86
Average Original Principal Balance:                                  $97,409.76

Maximum Unpaid Principal Balance:                                   $415,595.47
Minimum Unpaid Principal Balance:                                    $14,000.00

Maximum Original Principal Balance:                                 $415,800.00
Minimum Original Principal Balance:                                  $14,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):                       357.197
Stated Rem Term Range:                                       179.000 -  360.000

Weighted Avg. Amortized Rem. Term:                                      357.164
Amortized Rem Term Range:                                     178.803 - 360.000

Weighted Average Age (First Pay thru Last Pay):                           0.410
Age Range:                                                       0.000 - 13.000

Weighted Average Original Term:                                         357.607
Original Term Range:                                          180.000 - 360.000

Weighted Average Original LTV:                                           82.043
Original LTV Range:                                            5.500% - 95.340%

Weighted Average Combined LTV:                                           82.870
Combined LTV Range:                                           17.730% - 95.340%

Weighted Average Debt to Income Ratio:                                   39.596
Debt to Income Ratio Range:                                    6.850% - 55.420%

Weighted Average Periodic Interest Cap:                              1.000% (1)
Periodic Interest Cap Range:                                    1.000% - 1.000%

Weighted Average Months to Interest Roll:                            20.488 (1)
Months to Interest Roll Range:                                           4 - 24

Weighted Average Interest Roll Frequency:                             6.000 (1)
Interest Frequency Range:                                                 6 - 6
--------------------------------------------------------------------------------
(1)  Adjustable Rate Loans only.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




                                    LOAN TYPE


                                                             Percentage of
                                             Aggregate       Cut-Off Date
                                Number of     Unpaid          Aggregate
                                Mortgage     Principal        Principal
                                  Loans      Balance          Balance

2/28 ARM                         413       37,728,156.16      73.37
ARM                               86        7,913,935.58      15.39
Fixed                             29        5,781,340.79      11.24
--------------------------------------------------------------------------
Total...............             528     $ 51,423,432.53     100.00%
==========================================================================




                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES



                                                              Percentage of
                                            Aggregate         Cut-Off Date
                      Number of               Unpaid           Aggregate
                     Mortgage               Principal          Principal
     State             Loans                 Balance            Balance

Arizona                   10                 848,844.05          1.65
Arkansas                   2                 120,712.16          0.23
California                29               4,730,126.24          9.20
Colorado                  17               1,760,001.21          3.42
Connecticut               17               1,714,897.53          3.33
Delaware                   2                 190,800.00          0.37
Dist of Col                2                 136,383.81          0.27
Florida                   21               2,252,579.21          4.38
Georgia                    9                 899,871.42          1.75
Idaho                      4                 516,950.00          1.01
Illinois                  37               3,650,323.01          7.10
Indiana                   10                 514,499.56          1.00
Iowa                       6                 280,774.77          0.55
Kansas                    13               1,107,649.56          2.15
Kentucky                   5                 431,261.37          0.84
Maryland                   3                 169,439.99          0.33
Massachusetts             15               1,951,248.49          3.79
Michigan                   5                 385,800.00          0.75
Minnesota                 30               2,420,653.79          4.71
Missouri                  29               2,099,759.62          4.08
Montana                    1                  57,952.00          0.11
Nebraska                   7                 531,082.46          1.03
Nevada                     7                 829,731.42          1.61
New Hampshire              1                  66,725.00          0.13
New Jersey                 7                 691,011.51          1.34
New Mexico                 7                 660,550.00          1.28
New York                  31               3,350,392.72          6.52
North Carolina            28               2,464,711.94          4.79
North Dakota               1                  53,000.00          0.10
Ohio                      35               3,165,526.04          6.16
Oklahoma                   8                 389,897.55          0.76
Oregon                    10               1,050,536.36          2.04
Pennsylvania              21               1,280,435.65          2.49
Rhode Island               3                 117,476.75          0.23
South Carolina            10               1,120,365.00          2.18
South Dakota               1                  26,000.00          0.05
Tennessee                 10               1,161,627.86          2.26
Texas                     10               1,007,682.84          1.96
Utah                      14               1,508,317.56          2.93
Virginia                   1                  76,050.00          0.15
Washington                29               4,006,276.48          7.79
West Virgina               2                 105,716.02          0.21
Wisconsin                 16               1,347,712.66          2.62
Wyoming                    2                 172,078.92          0.33
-------------------------------------------------------------------------
Total...............     528            $ 51,423,432.53        100.00%
==========================================================================




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS



                                                                 Percentage of
                                                 Aggregate       Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance

 15.000 * CLTV *=  20.000                 1       14,000.00       0.03
 30.000 * CLTV *=  35.000                 1       50,000.00       0.10
 40.000 * CLTV *=  45.000                 1       65,952.22       0.13
 45.000 * CLTV *=  50.000                 4      403,900.00       0.79
 50.000 * CLTV *=  55.000                 1       20,895.73       0.04
 55.000 * CLTV *=  60.000                 8      317,135.01       0.62
 60.000 * CLTV *=  65.000                15    1,059,322.19       2.06
 65.000 * CLTV *=  70.000                23    1,834,269.03       3.57
 70.000 * CLTV *=  75.000                56    4,518,582.98       8.79
 75.000 * CLTV *=  80.000               145   13,069,715.76      25.42
 80.000 * CLTV *=  85.000               107   10,951,353.89      21.30
 85.000 * CLTV *=  90.000               163   18,920,855.79      36.79
 90.000 * CLTV *=  95.000                 2      145,014.27       0.28
 95.000 * CLTV *= 100.000                 1       52,435.66       0.10

--------------------------------------------------------------------------
Total....................               528 $ 51,423,432.53     100.00%
==========================================================================


                       GROSS MORTGAGE INTEREST RATE RANGE



                                                                  Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of     Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance

 7.75% * Gross Coupon *=  8.00%          3        269,225.81          0.52
 8.00% * Gross Coupon *=  8.25%          2         94,550.00          0.18
 8.25% * Gross Coupon *=  8.50%          1        268,000.00          0.52
 8.50% * Gross Coupon *=  8.75%          3        174,637.15          0.34
 8.75% * Gross Coupon *=  9.00%         10      1,246,446.79          2.42
 9.00% * Gross Coupon *=  9.25%          5        573,125.00          1.11
 9.25% * Gross Coupon *=  9.50%         20      3,077,490.44          5.98
 9.50% * Gross Coupon *=  9.75%         33      3,834,352.46          7.46
 9.75% * Gross Coupon *= 10.00%         57      6,308,195.21         12.27
10.00% * Gross Coupon *= 10.25%         25      2,591,222.04          5.04
10.25% * Gross Coupon *= 10.50%         59      6,707,795.46         13.04
10.50% * Gross Coupon *= 10.75%         48      4,678,795.48          9.10
10.75% * Gross Coupon *= 11.00%         69      6,779,742.30         13.18
11.00% * Gross Coupon *= 11.25%         30      2,628,613.55          5.11
11.25% * Gross Coupon *= 11.50%         28      2,786,754.24          5.42
11.50% * Gross Coupon *= 11.75%         29      2,435,430.79          4.74
11.75% * Gross Coupon *= 12.00%         41      3,528,093.66          6.86
12.00% * Gross Coupon *= 12.25%          5        239,955.05          0.47
12.25% * Gross Coupon *= 12.50%         11        552,933.05          1.08
12.50% * Gross Coupon *= 12.75%         11        713,619.34          1.39
12.75% * Gross Coupon *= 13.00%         18        962,991.34          1.87
13.00% * Gross Coupon *= 13.25%          1         55,987.62          0.11
13.25% * Gross Coupon *= 13.50%          6        193,022.27          0.38
13.50% * Gross Coupon *= 13.75%          8        511,902.74          1.00
13.75% * Gross Coupon *= 14.00%          2         77,839.27          0.15
14.00% * Gross Coupon *= 14.25%          2         85,911.47          0.17
14.50% * Gross Coupon *= 14.75%          1         46,800.00          0.09
-------------------------------------------------------------------------------
Total..........                        528    $51,423,432.53        100.00%
===============================================================================


----------------------
* = Less than


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                 Percentage of
                                                Aggregate         Cut-Off Date
             Current             Number of       Unpaid            Aggregate
          Mortgage Loan          Mortgage       Principal          Principal
        Principal Balance          Loans          Balance          Balance

    10,000 * Balance *=    15,000       2         29,000.00       0.06
    15,000 * Balance *=    20,000       5         92,090.00       0.18
    20,000 * Balance *=    25,000       6        140,960.00       0.27
    25,000 * Balance *=    30,000      14        387,209.30       0.75
    30,000 * Balance *=    35,000      11        353,008.86       0.69
    35,000 * Balance *=    40,000      15        563,382.17       1.10
    40,000 * Balance *=    45,000      17        733,149.34       1.43
    45,000 * Balance *=    50,000      22      1,058,541.13       2.06
    50,000 * Balance *=    55,000      28      1,480,496.60       2.88
    55,000 * Balance *=    60,000      48      2,771,223.00       5.39
    60,000 * Balance *=    65,000      19      1,189,341.85       2.31
    65,000 * Balance *=    70,000      34      2,295,398.74       4.46
    70,000 * Balance *=    75,000      19      1,383,733.32       2.69
    75,000 * Balance *=    80,000      30      2,320,065.90       4.51
    80,000 * Balance *=    85,000      22      1,833,000.14       3.56
    85,000 * Balance *=    90,000      13      1,143,550.46       2.22
    90,000 * Balance *=    95,000      19      1,772,908.84       3.45
    95,000 * Balance *=   100,000      16      1,557,603.04       3.03
   100,000 * Balance *=   105,000      15      1,539,157.46       2.99
   105,000 * Balance *=   110,000      14      1,507,533.94       2.93
   110,000 * Balance *=   115,000      21      2,359,399.23       4.59
   115,000 * Balance *=   120,000      12      1,412,590.01       2.75
   120,000 * Balance *=   125,000      12      1,474,877.14       2.87
   125,000 * Balance *=   130,000      10      1,272,858.11       2.48
   130,000 * Balance *=   135,000       6        793,736.06       1.54
   135,000 * Balance *=   140,000       9      1,230,870.28       2.39
   140,000 * Balance *=   145,000       9      1,273,671.28       2.48
   145,000 * Balance *=   150,000       7      1,035,561.77       2.01
   150,000 * Balance *=   200,000      34      5,775,020.10      11.23
   200,000 * Balance *=   250,000      18      4,143,335.88       8.06
   250,000 * Balance *=   300,000      12      3,334,366.73       6.48
   300,000 * Balance *=   350,000       4      1,288,331.04       2.51
   350,000 * Balance *=   400,000       4      1,461,865.34       2.84
   400,000 * Balance *=   450,000       1        415,595.47       0.81
--------------------------------------------------------------------------
Total....................             528    $51,423,432.53     100.00%
==========================================================================


----------------------
* = Less than



                              MORTGAGED PROPERTIES



                                                            Percentage of
                                            Aggregate        Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal         Principal
                               Loans         Balance          Balance

Single-family                    440        41,580,232.22        80.86
Manufactured Housing              13           856,282.08         1.67
PUD                               25         4,217,053.44         8.20
Townhouses                         3           244,300.00         0.48
2-4 Family                        27         2,819,420.56         5.48
Condominiums                      17         1,570,384.05         3.05
Other                              3           135,760.18         0.26
--------------------------------------------------------------------------
Total...............             528      $ 51,423,432.53       100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                  ORIGINAL TERM



                                                       Percentage of
                                      Aggregate         Cut-Off Date
                         Number of     Unpaid            Aggregate
                         Mortgage     Principal          Principal
      Original Term        Loans       Balance            Balance

168 * Orig. Term *= 180        7         421,286.41          0.82%
228 * Orig. Term *= 240        3         393,576.82          0.77%
348 * Orig. Term *= 360      518      50,608,569.30         98.42%
-------------------------------------------------------------------
Total............            528      51,423,432.53        100.00%
===================================================================


----------------------
* = Less than



                       REMAINING MONTHS TO STATED MATURITY



                                                       Percentage of
                                       Aggregate       Cut-Off Date
                         Number of     Unpaid            Aggregate
                         Mortgage     Principal          Principal
      Remaining Term       Loans       Balance            Balance

168 * Rem Term *= 180          7         421,286.41         0.82%
228 * Rem Term *= 240          3         393,576.82         0.77%
336 * Rem Term *= 348          2         108,304.53         0.21%
348 * Rem Term *= 360        516      50,500,264.77        98.20%
-------------------------------------------------------------------
Total............            528      51,423,432.53       100.00%
===================================================================


----------------------
* = Less than



                                   AGE OF LOAN



                                                       PercentAge of
                                      Aggregate         Cut-Off Date
                         Number of     Unpaid            Aggregate
                         MortgAge     Principal          Principal
           Age             Loans       Balance            Balance

      Age  =   0             374      35,368,078.55        68.78%
  0 * Age *=  12             153      15,998,680.94        31.11%
 12 * Age *=  24               1          56,673.04         0.11%
-------------------------------------------------------------------
Total............            528      51,423,432.53       100.00%
===================================================================




                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY



                                                            Percentage of
                                          Aggregate          Cut-Off Date
                          Number of        Unpaid              Aggregate
                          Mortgage        Principal           Principal
                            Loans          Balance            Balance

Owner Occ.                    501       49,668,097.55          96.59
Investor                       25        1,432,321.03           2.79
Second Home                     2          323,013.95           0.63
--------------------------------------------------------------------------
Total..................       528   $   51,423,432.53         100.00%
==========================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                           LOAN SUMMARY STRATIFIED BY
                               DOCUMENTATION LEVEL



                                                                  Percentage of
                                                  Aggregate        Cut-Off Date
                                  Number of         Unpaid         Aggregate
                                  Mortgage        Principal        Principal
                                    Loans         Balance           Balance

Full Documentation                    461       43,958,227.33          85.48
Limited Income Doc.                    26        3,088,963.65           6.01
No Income Verification                 41        4,376,241.55           8.51
-------------------------------------------------------------------------------
Total..........                       528      $51,423,432.53         100.00%
===============================================================================




                                   LOAN GRADE



                                                     Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid           Aggregate
                   Mortgage          Principal         Principal
                     Loans            Balance            Balance

   A+                    4              420,045.42         0.817
   A1                   97           11,697,493.18        22.747
   A2                  214           21,388,615.32        41.593
   B                   119           10,684,678.82        20.778
   C1                   68            5,268,975.24        10.246
   C2                   26            1,963,624.55         3.819
-----------------------------------------------------------------
Total..........        528         $ 51,423,432.53       100.00%
=================================================================




                                  LIEN SUMMARY



                                                            Percentage of
                                          Aggregate         Cut-Off Date
                     Number of             Unpaid             Aggregate
                     Mortgage             Principal           Principal
                       Loans               Balance             Balance

1                        516              50,674,435.21          98.54
2                         12                 748,997.32           1.46
--------------------------------------------------------------------------
Total...............     528            $ 51,423,432.53         100.00%
==========================================================================




                               PREPAYMENT PENALTY



                                                            Percentage of
                                            Aggregate       Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

No                               216        18,059,393.97        35.12
Yes                              312        33,364,038.56        64.88
--------------------------------------------------------------------------
Total..................          528      $ 51,423,432.53       100.00%
==========================================================================




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                                 PREPAYMENT TERM



                                                            Percentage of
                                            Aggregate       Cut-Off Date
                             Number of       Unpaid           Aggregate
                             Mortgage       Principal         Principal
                               Loans         Balance           Balance

  0 *  Term *=  12               248        22,312,820.32        43.39%
 12 *  Term *=  24                54         6,407,616.97        12.46%
 24 *  Term *=  36                81         9,104,346.67        17.70%
 36 *  Term *=  48                 3           214,450.00         0.42%
 48 *  Term *=  60               142        13,384,198.57        26.03%
---------------------------------------------------------------------
Total.......                     528        51,423,432.53       100.00%
=====================================================================


----------------------
* = Less than


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

============================= ARM PARAMETERS ===================================



                           LOAN SUMMARY STRATIFIED BY
                                  Gross Margin
                                    ARMs Only


                                                              Percentage of
                                               Aggregate       Cut-Off Date
                                  Number of     Unpaid          Aggregate
            Gross                 Mortgage     Principal       Principal
            Margin                  Loans       Balance        Balance

 1.000 * Gross Margin *=  2.00          1        83,466.79       0.18
 3.000 * Gross Margin *=  4.00          4       272,295.81       0.60
 4.000 * Gross Margin *=  5.00         35     3,106,177.00       6.81
 5.000 * Gross Margin *=  6.00        138    14,379,565.76      31.51
 6.000 * Gross Margin *=  7.00        174    17,564,636.80      38.48
 7.000 * Gross Margin *=  8.00        100     7,662,223.02      16.79
 8.000 * Gross Margin *=  9.00         37     2,152,824.85       4.72
 9.000 * Gross Margin *= 10.00         10       420,901.71       0.92
--------------------------------------------------------------------------
 Total.................                499   $45,642,091.74    100.00%
==========================================================================


----------------------
* = Less than


                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP
                                    ARMs Only

                                                                Percentage of
                                                 Aggregate       Cut-Off Date
                                  Number of       Unpaid          Aggregate
           Gross                  Mortgage      Principal          Principal
          Life Cap                  Loans        Balance            Balance

14.500 * LIFE CAP *= 15.000             3        269,225.81           0.59
15.000 * LIFE CAP *= 15.500             3        362,550.00           0.79
15.500 * LIFE CAP *= 16.000            12      1,188,083.94           2.60
16.000 * LIFE CAP *= 16.500            22      2,649,885.52           5.81
16.500 * LIFE CAP *= 17.000            85      8,978,494.24          19.67
17.000 * LIFE CAP *= 17.500            81      8,907,366.50          19.52
17.500 * LIFE CAP *= 18.000           110     10,324,240.70          22.62
18.000 * LIFE CAP *= 18.500            53      4,410,492.49           9.66
18.500 * LIFE CAP *= 19.000            68      5,215,053.39          11.43
19.000 * LIFE CAP *= 19.500            16        792,888.10           1.74
19.500 * LIFE CAP *= 20.000            28      1,646,722.68           3.61
20.000 * LIFE CAP *= 20.500             7        249,009.89           0.55
20.500 * LIFE CAP *= 21.000             9        553,367.01           1.21
21.000 * LIFE CAP *= 21.500             1         47,911.47           0.10
21.500 * LIFE CAP *= 22.000             1         46,800.00           0.10
--------------------------------------------------------------------------
Total.................                499    $45,642,091.74         100.00%
==========================================================================

----------------------
* = Less than


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


                            LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR
                                   ARMs Only



                                                              Percentage of
                                               Aggregate       Cut-Off Date
                                  Number of     Unpaid          Aggregate
            Gross                 Mortgage     Principal        Principal
          Life Floor                Loans       Balance          Balance

 1.500 * Life Floor *=  2.000           1        83,466.79       0.18
 3.000 * Life Floor *=  3.500           2       152,975.81       0.34
 3.500 * Life Floor *=  4.000           2       119,320.00       0.26
 4.000 * Life Floor *=  4.500           5       387,850.00       0.85
 4.500 * Life Floor *=  5.000          30     2,718,327.00       5.96
 5.000 * Life Floor *=  5.500          54     5,840,939.44      12.80
 5.500 * Life Floor *=  6.000          84     8,538,626.32      18.71
 6.000 * Life Floor *=  6.500          94     9,595,505.01      21.02
 6.500 * Life Floor *=  7.000          80     7,969,131.79      17.46
 7.000 * Life Floor *=  7.500          57     4,611,301.21      10.10
 7.500 * Life Floor *=  8.000          43     3,050,921.81       6.68
 8.000 * Life Floor *=  8.500          22     1,305,490.96       2.86
  8.500 * Life Floor *=  9.000          15       847,333.89      1.86
 9.000 * Life Floor *=  9.500           7       261,327.28       0.57
 9.500 * Life Floor *= 10.000           3       159,574.43       0.35
-------------------------------------------------------------------------
Total.................                499   $45,642,091.74     100.00%
==========================================================================




                           NEXT INTEREST ROLLDATE DATE
                                   ARM's Only

                                                     Percentage
                                                     of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance


   02/01/99              2        $122,143.41            00.27
   03/01/99             19      $1,600,337.56            03.51
   04/01/99             29      $2,863,944.61            06.27
   05/01/99             36      $3,327,510.00            07.29
   09/01/99              2        $108,304.53            00.24
   11/01/99              1         $83,466.79            00.18
   02/01/00              1        $173,229.18            00.38
   06/01/00              1        $140,188.88            00.31
   07/01/00              3        $148,109.70            00.32
   08/01/00              1        $135,809.79            00.30
   09/01/00            114     $10,996,606.35            24.09
   10/01/00            182     $16,156,439.00            35.40
   11/01/00            108      $9,786,001.94            21.44
--------------------------------------------------------------------------
Total........          499     $45,642,091.74           100.00%
==========================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.